UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  September 15, 2025

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

3011 Townsgate Road, Suite 220

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

LTC Properties, Inc. (the “Company” or “LTC”) is updating its 2025 full-year guidance for generally accepted accounting principles (“GAAP”) net income attributable to LTC to be in the range of $2.57 to $2.59 per share. The updated GAAP net income guidance is due to the previously discharged non-cash write-off of an effective interest receivable balance as described more fully below and a mortgage loan origination also described below. LTC further is updating its 2025 full-year guidance for Diluted Core Funds From Operations (“Core FFO”) and Diluted Core Funds Available for Distribution (“Core FAD”) to be in the range of $2.68 to $2.71 per share and $2.81 to $2.83 per share, respectively. The updated Core FFO and Core FAD is due to the mortgage loan origination described below. The non-cash write off described more fully below does not impact Core FFO or Core FAD.

The following table contains information and a reconciliation of Core FFO and Core FAD per share full-year 2025 guidance ranges as previously released on August 4, 2025 relative to the updated full-year 2025 guidance. The following updated guidance ranges reflect LTC management's view of current and future market conditions. There can be no assurance that LTC’s actual results will not differ materially from the updated estimates set forth below. Except as otherwise required by law, LTC assumes no, and hereby disclaims any, obligation to further update any guidance ranges as a result of new information or new or future developments.

	Previous Full Year 2025 Guidance		Updated Full Year 2025 Guidance
	Low	High	Low	High
GAAP net income attributable to LTC Properties, Inc.	$3.45	$3.48	$2.57	$2.59
Less: Gain on sale	(1.76)	(1.76)	(1.76)	(1.76)
Add: Depreciation and amortization	0.77	0.77	0.77	0.77
Add: Effect of dilutive securities	0.02	0.02	0.02	0.02
Diluted NAREIT FFO attributable to common stockholders	2.48	2.51	1.60	1.62
Add: Non-recurring one-time items	0.19	0.20	1.08	1.09
Diluted Core FFO	$2.67	$2.71	$2.68	$2.71

Diluted NAREIT FFO attributable to common stockholders	$2.48	$2.51	$1.60	$1.62
Less: Non-cash income	(0.04)	(0.04)	(0.04)	(0.04)
Add: Non-cash expense	0.27	0.28	1.16	1.17
Less: Recurring capital expenditures	(0.01)	(0.02)	(0.01)	(0.02)
Diluted FAD	2.70	2.73	2.71	2.73
Add: Non-recurring one-time items	0.10	0.10	0.10	0.10
Diluted Core FAD	$2.80	$2.83	$2.81	$2.83

The non-cash write off of a $41.5 million effective interest receivable was the result of an amendment made to the $180.4 million mortgage loan with Prestige Healthcare (“Prestige”) during July 2025. The July 2025 amendment provided Prestige with an option to prepay the loan without penalty during a 12-month window starting in July 2026, subject to customary conditions and contingent on several factors including Prestige being current and in good standing on all its mortgage loans with LTC and Prestige’s ability to obtain replacement financing. There is no assurance that Prestige will be successful in obtaining replacement financing within the prepayment option time period or that they will satisfy the other conditions necessary to prepay the loan. The Prestige mortgage loan is secured by 14 skilled nursing centers in Michigan and contractually matures in 2043. The amendment made to the mortgage loan with Prestige and the potential effective interest receivable non-cash write off were previously disclosed in LTC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Subsequent to the quarter ended June 30, 2025, LTC also originated a $58 million five-year loan, secured by two seniors housing communities with a total of 171 units in California, at an interest rate of 8.25%.

Additionally, beginning September 17, 2025, members of senior management of LTC will participate in meetings with existing and potential investors as part of a non-deal roadshow. A copy of the presentation materials to be used during the meetings will be accessible on September 17, 2025 at https://ir.LTCreit.com.

The Company uses the “Investors” portion of its www.LTCreit.com website for purposes of compliance with Regulation FD and as a routine channel for distribution of important information to investors and interested parties, including news releases, analyst presentations, financial information, and corporate governance practices. Accordingly, investors and interested parties should monitor the “Investors” portion of the www.LTCreit.com website for the release of this information. Information on the Company’s website is not part of this Form 8-K or any of the Company’s securities filings unless specifically incorporated by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as “believes,” “expects,” “may,” “will,” “could,” “would,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or the negative of those words or similar words. Examples of forward-looking statements include the Company’s 2025 full-year guidance. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect the Company’s future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the Company’s dependence on its operators for revenue and cash flow; operational and legal risks and liabilities under the Company’s new segment of RIDEA structure properties; government regulation of the health care industry; changes in federal, state, or local laws limiting REIT investments in the health care sector; federal and state health care cost containment measures including reductions in reimbursement from third-party payors such as Medicare and Medicaid; required regulatory approvals for operation of health care facilities; a failure to comply with federal, state, or local regulations for the operation of health care facilities; the adequacy of insurance coverage maintained by the Company’s operators; the Company’s reliance on a few major operators; the Company’s ability to renew leases or enter into favorable terms of renewals or new leases; the impact of inflation, operator financial or legal difficulties; the sufficiency of collateral securing mortgage loans; an impairment of the Company’s real estate investments; the relative illiquidity of the Company’s real estate investments; the Company’s ability to develop and complete construction projects; the Company’s ability to invest cash proceeds for health care properties; a failure to qualify as a REIT; the Company’s ability to grow if access to capital is limited; and a failure to maintain or increase the Company’s dividend. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and the Company’s publicly available filings with the Securities and Exchange Commission. The Company does not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Although the Company’s management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward-looking statements due to the risks and uncertainties of such statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: September 15, 2025	By:	/s/ CAROLINE CHIKHALE
Caroline Chikhale
Executive Vice President, Chief Financial Officer and Treasurer